                                                         POWER OF ATTORNEY

                  Each of the undersigned, as a member of the Board of Directors (the "Board"), or as an officer, or as a member of a committee of the Board, or in two or more of such capacities, of Instinet Group Incorporated, a Delaware corporation ("Instinet"), hereby constitutes and appoints MARK NIENSTEDT and PAUL A. MEROLLA, and each of them singly, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him or her and in his or her name, place and stead and on his or her behalf, in any and all capacities, to sign Instinet's Registration Statement Form S-3 and any and all amendments to such Form S-3 and other documents relating thereto, and to file on behalf of Instinet such Registration Statement on Form S-3 and any such amendments, with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission (the "SEC"), hereby granting unto said attorneys-in-fact and agents, and each one of them, full power and authority to do and perform any and all acts and things requisite to enable Instinet to comply with the Securities Act of 1933, as amended, and any rules and regulations and requirements of the SEC in respect thereof in connection with the filing of Instinet's Registration Statement on Form S-3 as fully to all intents and purposes as he or she might or could do in person as a director of Instinet, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any one of them, may lawfully do or cause to be done by virtue hereof.

                    SIGNATURE                                        TITLE

     /s/ Edward J. Nicoll                               Chief Executive Officer and Director
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Name:  Edward J. Nicoll

     /s/ Mark Nienstedt                                 President, Chief Financial Officer and Director
----------------------------------------
Name:  Mark Nienstedt


     /s/ Michael J. Clancy                              Senior Vice President and Chief Accounting Officer
----------------------------------------
Name: Michael J. Clancy


     /s/ Andre F.H. Villeneuve                          Director and Chairman of the Board of Directors
----------------------------------------
Name:  Andre F.H. Villeneuve

     /s/ Thomas H. Glocer                               Senior Director
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Name:  Thomas H. Glocer

     /s/ Peter J. Job                                   Director
----------------------------------------
Name:  Peter J. Job

     /s/ Ian Strachan                                   Director
----------------------------------------
Name:  Ian Strachan

     /s/ David Grigson                                  Director
----------------------------------------
Name:  David Grigson

     /s/ John C. Bogle                                  Director
----------------------------------------
Name:  John C. Bogle

     /s/ Glenn H. Hutchins                              Director
----------------------------------------
Name:  Glenn H. Hutchins

       /s/ John Kasich                                  Director
----------------------------------------
Name:  John Kasich

     /s/ Kay Koplovitz                                  Director
----------------------------------------
Name:  Kay Koplovitz

     /s/ C. Kevin Landry                                Director
----------------------------------------
Name:  C. Kevin Landry


     /s/ Stephen Pagliuca                               Director
----------------------------------------
Name:  Stephen Pagliuca

     /s/ Devin Wenig                                    Director
----------------------------------------
Name:  Devin Wenig

Dated: